EXHIBIT 99.1

SunTrust Robinson Humphrey Financial Services Unconference May 2011 AMERIS BANCORP

Cautionary Statements

This presentation contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management of Ameris Bancorp (the “Company”) uses these non? GAAP measures in its analysis of the Company’s perform ance. These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet. The Company’s management believes that these non? GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period. The Company’s management believes that investors may use these non? GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non? GAAP performance measures that may be presented by other companies. Tangible common equity and Tier 1 capital ratios are non? GAAP measures. The Company calculates the Tier 1 capital using current call report instructions. The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the Company. These capital measures may, or may not be necessarily comparable to similar capital measures that may be presented by other companies.

This presentation may contain statements that constitute “forward? looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward? looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation to publicly update or revise any forward? looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward? looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward? looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward? looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition.

Corporate Profile

• Headquartered in Moultrie, Georgia

• Founded in 1971 as the American Banking Company

• Historically grown through acquisitions of smaller banks in areas close to existing operations

• Recent growth through de novo expansion strategy and 6 FDIC? assisted transactions

• Four state footprint with 58 offices

• Approximately 691 FTEs managing 175,000 core customer accounts

• Assets – $2.9 billion Loans – $1.9 billion Deposits – $2.6 billion

Experienced Management Team

NAME / POSITION EXPERIENCE PREVIOUS

(Banking / Ameris) EXPERIENCE

Edwin W. Hortman Jr.

31/13 Colony Bankcorp, Inc.

President & Chief Executive Officer

Andrew B. Cheney

35/2 Barnett Bank, Mercantile Bank

President & Chief Operating Officer

Dennis J. Zember Jr.

18/6 Flag Financial Corporation

EVP & Chief Financial Officer

Jon S. Edwards

27/12 NationsBank, Federal Reserve

EVP & Director of Credit Administration

Marc J. Bogan

20/4 South Carolina Bank and Trust

EVP, Retail Banking

Cindi H. Lewis

EVP, Chief Administrative Officer & 35/35 Officer at Ameris Bank since 1987

Corporate Secretary

Management and Board Ownership of Approximately 15%

Current Focus

Position Ameris Bank as a Consolidator in our 4 Southeastern States

FDIC Assisted acquisitions – Slowing pipeline of opportunities but our markets still have majority of potential deals. Interest in both Strategic (builds market share) and Financial (builds excess TCE and T1 capital).

Traditional M&A – Rapidly growing pipeline of opportunities in our footprint on larger, thinly capitalized institutions.

Continue Improving Credit Quality

Continue 3 quarter trend on declining levels of NPAs

• 2011 pace of “in? migration” only 1/3rd of 2010 pace •NPLs down 31% from their peak

Aggressively value and dispose of OREO to drive decreases in NPAs

Position the Company to Realize a normal ROA as soon as Possible

Build momentum on loan volumes and growth to realize the revenue opportunity from reinvesting the $700 million of short? term assets and non? earning assets

Build unique non? interest lines of businesses to drive non? interest income over 1.00% of total assets by 2013.

Gain operating leverage from continued consolidation. Significantly reduce non? provision credit related costs.

Loan Portfolio Detail – 3/31/11

Average Loan

Loan Type Size Average Rate

Commercial R/E $ 329,138 5.62%

C&D 124,279 5.37

Residential 65,415 6.05

C&I 51,314 5.65

Consumer 6,932 7.26

Agriculture 101,244 6.15

Total $ 81,309 5.80%

• Diversified loan portfolio across five regions

– Inland Georgia – 44% – South Carolina – 13%

– Coastal Georgia – 21% – Florida – 13%

– Alabama – 9%

• In? house lending limit of $5 million versus $75 million legal limit

– 3 loans above $5 million

• Loan participations less than 1.00% of total loans

• Low aver age loan siz e ($82k)

• Aggressive management of concentrations of credit

• Top 25 relationships are only 10.6% of total loans

C&D Portfolio

Spec / model homes $2.6

? Reduced exposure ($’s) 61% since peak

Misc. $4.5

? Average LTV is 66%

Owner Occupied $5.2 ? Average appraisal age is 12 months

Commercial construction $5.4 ? 33% of all 2010 NCO’s

Pre?sold homes $6.4

Raw ?agriculture $9.3

Subdivisions $15.6

Raw land ?residential $23.1

Raw land ?commercial $28.3

Buildable lots $52.2

$0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0

CRE Portfolio (Non Owner?Occupied)

Auto Dealerships $7.9

Land / Golf Courses $11.2

Restaurant / C?stores $11.3 ?48% of our CRE portfolio

Comm / Res Rental $17.4 is owner?occupied

Misc $27.3 ?Average CRE loan is $329k

Strip Centers $31.0

Warehouse $34.3

Retail Properties $41.2

Hotels / Motels $44.7

Apartments $47.8

Offices $49.3

$0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0

Credit Quality

NonPerforming loans are back to June 2009 levels and are down 31% from their peak levels.

$180

• Only $43.2 million of accruing substandard loans at Mar 2011. Down 40% from the peak in June 2009.

• Non Accrual loans held at 44.2% of original appraisal (66.9% of original loan amount). $90

• Values are appropriate for sale to end users.

Investor sales require more discounts. $57.4

• OREO sales were 87% of carrying value during 2010 and 79% in 2011. $0

Classified

(1) Cumulative losses defined as provision for loan losses plus (gains)/losses on the sale of OREO

(2) Net Book balance of classified loans and non? accruing loans is net of LLR totaling $9.1 million and $13.8 million, respectively

Analysis and trends shows that Ameris Bank is 80% through the current cycle with only small levels of dilution to TBV or capital levels.

Forecasted cumulative charge? offs of 10% ?11%.

Forecasted cumulative losses for remainder of cycle is $32.5 million.

Forecasted pre? tax, pre? credit earnings for remainder of cycle is $37.5 million.

First Quarter Update

dollars in millions, except per share data Q1 ‘10 Q2 ‘10 Q3 ‘10 Q4 ‘10 Q1 ‘11

BALANCE SHEET

Assets $2,352 $2,422 $2,435 $2,991 $2,918

Loans, net 1,627 1,651 1,614 1,896 1,837

Tang Common Equity / Assets 5.97% 9.17% 9.08% 7.36% 7.51%

Tangible Book Value $9.94 $9.43 $9.35 $9.22 $9.20

PERFORMANCE

Pre?tax, pre?credit earnings $10,513 $11,876 $11,847 $12,495 $12,593

Diluted earnings per share ?0.17 ?0.18 ?0.07 0.04 0.02

Net interest margin (TE) 3.92% 4.01% 4.04% 3.88% 3.92%

Efficiency ratio 66.93 63.35 70.08 62.15 69.59

CREDIT QUALITY (1)

NPAs / Assets 5.21% 5.62% 5.67% 4.62% 4.48%

NCOs / Avg loans 3.12 4.22 2.14 2.87 1.88

Reserves / Loans 2.18 2.25 2.33 2.52 2.63

Reserves / NPLs 37.44 36.37 37.99 43.61 51.82

Local Deposit Customers drive Profitability

• 20.2% ?Annualized rate of increase in Non? interest Bearing Demand since Darby Transaction (Nov 2010)

• 60.0% ?Percentage of deposits in retail oriented transaction style accounts.

• 94.9% ?Percentage of Bank’s total funding through deposits that “walks through our front doors”

• 18.8% ?Additional funding through retail deposit sources over our UBPR peer group (March 2011)

Retail Funding as a % of total Funding Deposit Composition – 3/31/11

Additional Upside

• $3.2 million – Annualized savings recognized during second quarter 2011 from consolidation activities associated with recent FDIC assisted acquisitions. (Includes staffing adjustments, conversions, consolidation of 4 branches & corp locations)

• $37.5 million – Net Interest Revenue opportunity from investing approximately $750 million of cash (or assets expected to convert to cash in 24 months) on current balance sheet. (using 1Q 2011 earning asset yield).

• 13.6% ?Net reduction in normalized operating expenses (normalizes non? provision credit costs & “excess” FDIC insurance totals $16.6 million (annualized) compared to foregone compensation of $5.1 million (annualized)).

(1) Credit expenses include provision, OREO losses, problem loan expense and interest reversals on non? accrual loans Excludes non? recurring charges for goodwill impairment of $54.8 million

(2) Ameris Bank net interest margin on a fully taxable? equivalent basis, excludes H/C level TRUPs 12 (3) Assumes $192 million of NPAs reinvested at 4q 2010 earning asset yield of 5.18% (4) Net additional revenue of accretion, assumed at incremental bond yields.

Strong Core Operating Performance

Pre Tax, PreCredit Earnings (1) ($000s) Net Interest Margin (2) (%)

$14,000 2.5% 4.30

4.15

4.11

4.08 4.07 $12,335 $12,536 $11,876 $11,847 4.05 $10,500 2.0% $10,513 3.92 $9,588

1.70% 3.80 $7,000 1.5% 3.66

3.65

3.73

3.55 $3,500 1.0%

ABCB UBPR Peer Group $1b? $3b

3.30

$? 0.5%

Q3 ‘09 Q4 ‘09 Q1 ‘10 Q2 ‘10 Q3 ‘10 Q4 ‘10 Q1 ‘11 Q4 ‘09 Q1 ‘10 Q2 ‘10 Q3 ‘10 Q4 ‘10 Q1 ‘11

Additional Upside

• $3.2 million – Annualized savings recognized during second quarter 2011 from consolidation activities associated with recent FDIC assisted acquisitions. (Includes staffing adjustments, conversions, consolidation of 4 branches & corp locations)

• $37.5 million – Net Interest Revenue opportunity from investing approximately $750 million of cash (or assets expected to convert to cash in 24 months) on current balance sheet. (using 1Q 2011 earning asset yield).

• 13.6% Net reduction in normalized operating expenses (normalizes non? provision credit costs & “excess” FDIC insurance totals

$16.6 million (annualized) compared to foregone compensation of $5.1 million (annualized)).

(1) Credit expenses include provision, OREO losses, problem loan expense and interest reversals on non? accrual loans Excludes non? recurring charges for goodwill impairment of $54.8 million

(2) Ameris Bank net interest margin on a fully taxable? equivalent basis, excludes H/C level TRUPs 12 (3) Assumes $192 million of NPAs reinvested at 4q 2010 earning asset yield of 5.18% (4) Net additional revenue of accretion, assumed at incremental bond yields.

DIC Assisted Acquisitions

American United United Security Satilla Community First Bank Tifton Banking Darby Bank &

Bank Bank Bank Jacksonville Company Trust Total

Acquisition date 10/23/09 11/06/09 05/14/10 10/22/10 11/12/10 11/12/10

Assets, fair value 120,994 169,172 84,342 77,705 132,036 448,311 1,032,560

Deposits, fair value 100,470 141,094 75,530 71,869 132,939 444,100 966,002

Other borrowings 7,802 1,504 ? 2,613 ? 54,418 66,337

Discount bid 19,645 32,615 14,395 4,810 3,973 45,002 120,440

Deposit premium 262 228 92 ? ? ? 582

Cash rec’d/(paid) 17,100 24,200(35,657) 8,117 (10,251)(149,893)(146,384)

Gain / (Goodwill) 12,445 26,121 8,208 2,382 (955) 4,211 52,412

Assets stated net of cash paid to/received from FDIC and net of related fair value marks

Acquisition gain plus subsequent earnings have capitalized approximately 4.0% of acquired assets

Protected Tangible Book Value

Tangible Book Value Per Share (1)

$12

$10 Successfully earned our

$10.10 way through the economic

$9.44 $9.47 $9.22

$9.20 cycle

$8 $8.49

?Ability to build TBV through PTPP/Average $6 assets of approximately

1.75%.

$4

2006 2007 2008 2009 2010 Q1 ‘11

effect rapid

deals should be

of size and

Number of

Institutions

33

22

57

Consolidation

“LossShare” M&A

“LossShare”

•Provides higher IRR with lower opportunity for credit

surprises • Buy at significant discounts to ABCB multiples

• Potential to effect rapid consolidation and cultural • Targets ready to accept necessary cultural changes changes regarding risk and operating styles

• Remaining deals should be more accretive to book Number of Number of value because of size and complexity of LS State Institutions Branches Total Assets

Georgia 12 60 $3,724

Florida 23 143 8,638

Number of Number of South Carolina 12 99 4,969

State Institutions Branches Total Assets Alabama 4 17 1,111

Georgia 33 162 $11,214

Florida 22 135 7,030 Total 51 319 $18,441

South Carolina 2 9 599

Total 57 306 $18,843

Data as of 12/31/10 15

(1) Potential Opportunities include banks and thrifts with Texas Ratios greater than 100%, headquartered within 75 miles of an ABCB branch

SunTrust Robinson Humphrey

Financial Services Unconference May 2011

For more information contact:

Dennis J. Zember Jr.

Executive Vice President & CFO

(229) 890-1111

AMERIS BANCORP REPORTS NET INCOME

AND DECLINE IN NON-PERFORMING ASSETS FOR FIRST QUARTER 2011

April 26, 2011

AMERIS BANCORP (NASDAQ-GS: ABCB), Moultrie, Georgia, today reported net income available to common shareholders of $580,000, or $0.02 per diluted share, for the quarter ended March 31, 2011, compared to a net loss of $2.3 million, or ($0.17) per diluted share, for the quarter ended March 31, 2010. Highlights of the results of the first quarter of 2011 include:

The first quarter of 2011 represented the 2nd consecutive quarter of profitability for the Company. Non-accrual loans declined 24% from March 31, 2010 and 14% from December 31, 2010.

Tangible common equity as a percentage of total assets improved to 7.51% during the quarter.

The Company’s net interest 4%, despite historically low levels of earning assets margin improved toto 4.0 total assets and higher concentrations of short-term assets.

Allowance for loan losses as a percentage of non-performing loans increased to 52% in the current quarter compared to 37% at March 31, 2010.

Annualized net charge-offs for the current quarter declined to 1.88% of total loans compared to 3.33% for the year ended December 31, 2010.

“We are proud to report net income and a reduction in non-performing assets during the first quarter of 2011. Our financial results represent a significant improvement from prior quarters due to the success of several strategies we implemented throughout this economic cycle. We believe the benefits of these decisions will continue to positively impact earnings as we move forward in the national recovery,”stated Edwin W. Hortman, Jr., President and CEO.

Continued Improvement in Credit Quality

Non-performing assets declined for the second consecutive quarter as the Company continued to see success in the resolution of problem assets and a slowing of problem asset formation. Total non-accrual loans declined 13.7% to $68.4 million at March 31, 2011 compared to $79.3 million at December 31, 2010 and $96.1 million at the peak of this economic cycle. The Company’s OREObalances real estate (other owned) in increased to $62.3 million at March 31, 2011 from $57.9 million at December 31, 2010, as problem loans migrated to OREO for final liquidation. Mr. Hortman commented on credit quality, saying “Although we continue to see improvements in the resolution of our problem assets, we remain cautiously optimistic about improving market conditions. Our entire Ameris team continues to work diligently to reduce the problem assets on our balance sheet with the same sense of urgency as when this economic downturn began.”

Net charge-offs on loans during the first quarter of 2011 decreased to $6.2 million as compared to $10.2 million during the fourth quarter of 2010 and $13.0 million during the first quarter of 2010. The Company’s loan losses during the first quarter of 2011 amounted to $7.1 million, a decline of $4.3 million as compared to the

$11.4 million posted in the fourth quarter of 2010. At March 31, 2011, the Company’s loan loss

$35.4 million, or 2.63%, of ending legacy loans, compared to $34.6 million, or 2.52%, at the end of 2010.

Balance Sheet Trends

Total assets at March 31, 2011 were $2.92 billion, an increase of 24.3% as compared to March 31, 2010. This year-

over-year increase is primarily due to the four FDIC-assisted transactions completed by the Company during 2010.

However, as compared to balances at December 31, 2010, total assets decreased $53.7 million, or 7.3% on an annualized basis.

Total loans outstanding decreased $57.8 million during the first quarter of 2011 to $1.87 billion at March 31, 2011 from $1.93 billion at December 31, 2010. Loans acquired in FDIC-assisted transactions decreased by $29.0 million,

and the Company’s legacy8 million,loanas the Companyportfoliocontinued to resolvedeclinedproblem $28.

assets through upgrades, charge-offs or foreclosure.

Total deposits grew $37.3 million, or 6.0% on an annualized basis, during the first quarter of 2011, from $2.54 billion at December 31, 2010 to $2.57 billion at March 31, 2011. Noninterest-bearing deposits increased $14.1 million, or 18.9% on an annualized basis, and interest-bearing deposits increased $23.2 million, or 4.2% on an annualized basis.

Improvement in Net Interest Income and Net Interest Margin

Net interest income during the first quarter of 2011 totaled $24.2 million, an increase of $3.8 million, or 18.6%,

compared to the $20.4 million reported for first quarter of 2010 and an increase of $1.2 million, or 5.2%, compared to the $23.0 million reported for the fourth quarter of 2010. The Company’s net interest04%,

compared to 3.92% during the same quarter of 2010 and 3.88% during the fourth quarter of 2010, due to an improvement in cost of funds. The yield on earning assets in the first quarter of 2011 was 5.35% compared to

5.36% in the first quarter of 2010 and 5.18% in the fourth quarter of 2010. The Company’sfunding sawcosta of greater improvement, as it decreased from 1.41% in the first quarter of 2010 and 1.27% in the fourth quarter of 2010 to 1.22% in the first quarter of 2011.

At March 31, 2011, the Company’s earning2.4 billion, or 83.assets7% of total assets,totaledcompared to $2.$1 billion, or 89.7% of total assets, at the same time in 2010. This decrease is attributable to the growth in non-earning assets associated with the FDIC-assisted transactions, such as covered loans, OREO, and the FDIC indemnification asset of $167.2 million at March 31, 2011. As these assets are resolved and liquidated, the proceeds are expected to be reinvested in earning assets.

Non-Interest Income and Expense

Total non-interest income for the first quarter of 2011 increased 26.8% to $6.2 million, from $4.9 million reported in the first quarter of 2010. Service charges on deposit accounts increased $828,000, or 24.1%, from the first quarter of 2010 due to the increased number of customer accounts. Income from mortgage related activities declined from

$554,000 in the first quarter of 2010 to $450,000 in the first quarter of 2011. Other non-interest income increased due to a gain on the sale of a former branch building, increased check order fees and a higher level of merchant fee income.

Non-interest expenses increased from $16.9 million in the first quarter of 2010 to $21.2 million in the first quarter of 2011. Salaries and employee benefits reflect the largest increase; however, this increase is in proportion to the Company’s asset growth. full-time-equivalent employee increased from $4.0 million at March 31, Total assets per 2010 to $4.2 million per employee at March 31, 2011. The Company believes the earnings potential to be significant as additional improvement is expected with the consolidation of Darby Bank & Trust Co. into the core Ameris Bank operations during the second quarter of 2011. The increase in occupancy and equipment expenses, as well as data processing and telecommunication expenses, is directly correlated to the increase in the number of branch locations from the first quarter of 2010 to the first quarter of 2011. Credit related expenses decreased as the Company reported a net gain of $700,000 on the sale of OREO in the first quarter of 2011, compared to a net loss of $487,000 in the first quarter of 2010 and a net loss of $2.0 million in the fourth quarter of 2010. Problem loan and OREO expense totaled $2.5 million for the three months ended March 31, 2011, compared to $2.9 million for the three months ended December 31, 2010, and $1.5 million for the three months ended March 31, 2010.

Ameris Bancorp is headquartered in Moultrie, Georgia, and at the end of the most recent quarter had 59 locations in Georgia, Alabama, northern Florida and South Carolina.

This news release contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United

Bancorp (the “Company”)-GAAP measuresusesin its analysistheseof thenonCompany’s performance measures are useful when evaluating the underlying

balance sheet. The Company’s -GAAPmanagementmeasures provide believesa greater that understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current

may use these non-GAAP financial measures to evaluate the Company’s financial of unusual items that may obscure trends in the Company’s

be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This news release contains -lookingstatementsstatements”that constitutewithin

Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as

amended. The words “believe”, “estimate”, “expect”,

variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements,

whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward-

looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors.

Readers are cautioned not to place undue reliance on these forward-looking statements and are referred to the

Company’s periodic filings with the Securities and impact the Company’s results of operations and financia l condition.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

90 92 92 91 90

365 365 365 365 365

Three Months Ended

Mar. Dec. Sept. June Mar.

2011 2010 2010 2010 2010

EARNINGS

Net Income/(Loss) Available to Common Shareholders $ 580 $ 1,050 $(1,704) $(4,218) $(2,330)

PER COMMON SHARE DATA

Earnings per share available to common shareholders:

Basic $ 0.02 $ 0.04 $(0.07) $(0.20) $(0.17)

Diluted $ 0.02 $ 0.04 $(0.07) $(0.20) $(0.17)

Cash Dividends per share $—$—$—$—$ -

Stock dividend—— 1 for 210 1 for 130

Book value per share (period end) $ 9.41 $ 9.44 $ 9.48 $ 9.57 $ 10.18

Tangible book value per share (period end) $ 9.20 $ 9.22 $ 9.35 $ 9.43 $ 9.94

Weighted average number of shares:

Basic 23,440,201 23,427,393 23,427,919 21,231,367 13,906,137

Diluted 23,474,424 23,579,205 23,427,919 21,231,367 13,906,137

Period-end number of shares 23,766,044 23,647,841 23,626,169 23,515,468 14,108,672

Market data:

High closing price $ 11.10 $ 11.07 $ 10.49 $ 11.55 $ 10.32

Low closing price $ 9.32 $ 8.73 $ 7.83 $ 9.00 $ 7.36

Period end closing price $ 10.16 $ 10.54 $ 9.35 $ 9.66 $ 9.03

Average daily volume 46,618 55,281 75,573 205,388 37,715

PERFORMANCE RATIOS

Return on average assets 0.08% 0.15%(0.28%)(0.68%)(0.26%)

Return on average common equity 1.06% 1.85%(3.01%)(8.77%)(4.33%)

Earning asset yield (TE) 5.35% 5.18% 5.34% 5.32% 5.36%

Total cost of funds 1.22% 1.27% 1.33% 1.34% 1.41%

Net interest margin (TE) 4.04% 3.88% 4.04% 4.01% 3.92%

Non-interest income excluding securities transactions,

as a percent of total revenue (TE) (1) 15.49% 16.12% 16.74% 12.40% 14.15%

Efficiency ratio 69.59% 62.15% 70.08% 63.35% 66.93%

CAPITAL ADEQUACY (period end)

Stockholders’ equity to assets 9.38% 9.20% 11.25% 11.35% 8.22%

Tangible common equity to tangible assets 7.51% 7.35% 9.08% 9.17% 5.97%

EQUITY TO ASSETS RECONCILIATION

Tangible common equity to tangible assets 7.51% 7.35% 9.08% 9.17% 5.97%

Effect of preferred equity 1.72% 1.69% 2.05% 2.06% 2.11%

Effect of goodwill and other intangibles 0.16% 0.16% 0.12% 0.12% 0.14%

Equity to assets (GAAP) 9.38% 9.20% 11.25% 11.35% 8.22%

OTHER PERIOD-END DATA

FTE Headcount 691 708 570 581 594

Assets per FTE $ 4,223 $ 4,198 $ 4,271 $ 4,169 $ 3,959

Branch locations 59 59 50 53 53

Deposits per branch location $ 43,605 $ 42,257 $ 41,980 $ 39,246 $ 39,402

(1) Includes gain from acquisition.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

Three Months Ended

Mar. Dec. Sept. June Mar.

2011 2010 2010 2010 2010

INCOME STATEMENT

Interest income

Interest and fees on loans $ 28,971 $ 27,676 $ 26,465 $ 28,187 $ 25,156

Interest on taxable securities 2,658 2,562 2,295 2,502 2,462

Interest on nontaxable securities 320 317 295 299 304

Interest on deposits in other banks 175 204 104 97 57

Interest on federal funds sold 13 52 13 12 12

Total interest income 32,137 30,811 29,172 31,097 27,991

Interest expense

Interest on deposits $ 7,375 $ 7,328 $ 6,903 $ 7,084 $ 7,332

Interest on other borrowings 555 477 270 154 246

Total interest expense 7,930 7,805 7,173 7,238 7,578

Net interest income 24,207 23,006 21,999 23,859 20,413

Provision for loan losses 7,043 11,404 9,739 18,608 10,770

Net interest income/(loss) after provision for loan losses $ 17,164 $ 11,602 $ 12,260 $ 5,251 $ 9,643

Noninterest income

Service charges on deposit accounts $ 4,267 $ 4,323 $ 3,761 $ 3,620 $ 3,439

Mortgage banking activity 450 806 713 675 554

Other service charges, commissions and fees 239 180 180 232 213

Gain(loss) on sale of securities 224—— 200

Gains from acquisitions—6,442—8,209 -

Other non-interest income 1,013 552 357 313 479

Total noninterest income 6,193 12,303 5,011 13,049 4,885

Noninterest expense

Salaries and employee benefits 9,843 8,510 7,555 8,027 7,826

Occupancy and equipment expenses 2,730 1,989 2,171 2,025 2,027

Data processing and telecommunications expenses 2,396 2,075 1,729 2,077 1,763

FDIC Insurance expense 1,245 1,296 1,304 1,285 1,248

Credit related expenses (1) 1,797 4,936 3,232 6,224 2,020

Advertising and marketing expenses 163 97 167 143 159

Amortization of intangible assets 263 277 254 186 271

Goodwill impairment———-

Other non-interest expenses 2,718 2,766 2,516 3,416 1,617

Total noninterest expense 21,155 21,946 18,928 23,383 16,931

Operating profit/(loss) $ 2,202 $ 1,959 $(1,657) $(5,083) $(2,403)

Income tax (benefit)/expense 824 98(760)(1,664)(869)

Net income/(loss) $ 1,378 $ 1,861 $(897) $(3,419) $(1,534)

Preferred stock dividends 798 811 807 799 796

Net income/(loss) available

to common shareholders $ 580 $ 1,050 $(1,704) $(4,218) $(2,330)

Diluted earnings available to common shareholders 0.02 0.04(0.07)(0.20)(0.17)

(1) Includes expenses associated with problem loans and OREO, as well as OREO losses and writedowns.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

Three Months Ended

Mar. Dec. Sept. June Mar.

2011 2010 2010 2010 2010

PERIOD-END BALANCE SHEET

Assets

Cash and due from banks $ 88,386 $ 74,326 $ 43,814 $ 54,444 $ 68,859

Federal funds sold and interest bearing balances 264,508 261,262 306,867 240,075 200,942

Investment securities available for sale, at fair value 305,620 322,581 236,048 237,985 248,013

Other investments 12,436 12,440 7,106 7,531 7,260

Loans, net of unearned income 1,345,981 1,374,757 1,455,853 1,493,126 1,536,528

Covered loans 526,012 554,991 192,267 191,663 123,771

Less allowance for loan losses 35,443 34,576 34,072 33,585 33,562

Loans, net 1,836,550 1,895,172 1,614,048 1,651,204 1,626,737

Other real estate owned 62,258 57,917 50,919 41,079 34,682

Covered other real estate owned 59,757 54,931 28,416 25,845 17,862

Total other real estate owned 122,015 112,848 79,335 66,924 52,544

Premises and equipment, net 66,359 66,589 66,056 66,708 66,523

Intangible assets, net 3,973 4,261 3,097 3,314 3,364

Goodwill 956 956——

FDIC loss sharing receivable 167,176 177,187 42,532 57,946 47,579

Other assets 50,444 44,546 35,800 35,779 29,711

Total assets $ 2,918,423 $ 2,972,168 $ 2,434,703 $ 2,421,910 $ 2,351,532

Liabilities

Deposits:

Noninterest-bearing $ 316,060 $ 301,971 $ 235,646 $ 218,012 $ 222,454

Interest-bearing 2,256,629 2,233,455 1,863,355 1,862,014 1,865,852

Total deposits 2,572,689 2,535,426 2,099,001 2,080,026 2,088,306

Federal funds purchased & securities sold under

agreements to repurchase 20,257 68,184 13,186 17,600 20,640

Other borrowings—43,495—- 2,000

Other liabilities 9,351 9,387 6,279 7,145 5,082

Subordinated deferrable interest debentures 42,269 42,269 42,269 42,269 42,269

Total liabilities 2,644,566 2,698,761 2,160,735 2,147,040 2,158,297

Stockholders’ equity

Preferred stock $ 50,269 $ 50,121 $ 49,975 $ 49,832 $ 49,691

Common stock 25,102 24,983 24,961 24,961 15,379

Capital surplus 165,995 165,930 165,544 165,544 88,996

Retained earnings 37,580 37,000 35,948 37,519 42,431

Accumulated other comprehensive income/(loss) 5,742 6,204 8,371 7,834 7,676

Less treasury stock(10,831)(10,831)(10,831)(10,820)(10,812)

Total stockholders’ equity 273,857 273,407 273,968 274,870 193,361

Total liabilities and stockholders’ equity $ 2,918,423 $ 2,972,168 $ 2,434,703 $ 2,421,910 $ 2,351,658

Other Data

Earning Assets 2,442,121 2,513,591 2,191,035 2,162,849 2,109,254

Intangible Assets 4,929 5,217 3,097 3,314 3,364

Interest Bearing Liabilities 2,319,155 2,413,319 1,918,810 1,921,883 1,930,761

Average Assets 2,949,943 2,872,207 2,429,709 2,444,425 2,377,348

Average Common Stockholders’ Equity 222,675 225,088 224,656 217,042 143,655

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

Three Months Ended

Mar. Dec. Sept. June Mar.

2011 2010 2010 2010 2010

ASSET QUALITY INFORMATION (1)

Allowance for loan losses

Balance at beginning of period $ 34,576 $ 34,072 $ 33,585 $ 33,563 $ 35,762

Acquired Reserves———-

Provision for loan loss (2) 7,092 10,742 9,602 17,725 10,770

Charge-offs 7,067 10,513 10,108 18,756 13,246

Recoveries 842 275 993 1,053 277

Net charge-offs (recoveries) 6,225 10,238 9,115 17,703 12,969

Ending balance $ 35,443 $ 34,576 $ 34,072 $ 33,585 $ 33,563

As a percentage of loans 2.63% 2.52% 2.34% 2.25% 2.18%

As a percentage of nonperforming loans 51.82% 43.61% 37.92% 36.37% 37.44%

Net charge-off information

Charge-offs

Commercial, Financial and Agricultural $ 1,113 $ 1,907 $ 866 $ 703 $ 2,008

Real Estate—Residential 809 1,328 3,100 4,739 924

Real Estate—Commercial and Farmland 2,557 2,368 4,118 5,023 4,593

Real Estate—Construction and Development 2,425 4,519 1,557 8,202 5,576

Consumer Installment 163 391 467 89 145

Other———-

Total charge-offs 7,067 10,513 10,108 18,756 13,246

Recoveries

Commercial, Financial and Agricultural 20 22 41 430 78

Real Estate—Residential 14 20 54 84 28

Real Estate—Commercial and Farmland 2 182 392 202 64

Real Estate—Construction and Development 772 22 458 140 64

Consumer Installment 34 29 48 197 43

Other———-

Total recoveries 842 275 993 1,053 277

Net charge-offs (recoveries) $ 6,225 $ 10,238 $ 9,115 $ 17,703 $ 12,969

Non-accrual loans 68,391 79,289 89,862 92,336 89,649

Foreclosed assets 62,258 57,916 50,919 41,079 34,682

Accruing loans delinquent 90 days or more———-

Total non-performing assets 130,649 137,205 140,781 133,415 124,331

Non-performing assets as a percent of total assets 4.48% 4.62% 5.78% 5.62% 5.21%

Net charge offs as a percent of loans (Annualized) 1.88% 2.87% 2.14% 4.22% 3.12%

Asset quality information is presented net of covered assets where the Company’s risk exposure is limited substantially by loss sharing agreements with the FDIC.

During 2010 and 2011, the Company recorded provision for loan loss expense to account for losses where the initial estimate of cash flows was found to be excessive on loans acquired in FDIC assisted acquisitions. These amounts are excluded from the calculation above but reflected in the Company’s Consolidated Statement of Operations.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

Three Months Ended

Mar. Dec. Sept. June Mar.

2011 2010 2010 2010 2010

AVERAGE BALANCES

Federal funds sold $ 32,891 $ 28,523 $ 61,465 $ 54,245 $ 25,831

Interest bearing deposits in banks 204,268 267,337 190,203 232,733 173,125

Investment securities—taxable 262,778 246,417 199,244 209,532 209,465

Investment securities—nontaxable 38,794 37,649 35,813 35,650 36,430

Other investments 12,218 7,603 7,246 8,061 5,495

Loans 1,902,091 1,790,536 1,690,705 1,683,522 1,683,518

Total Earning Assets $ 2,453,040 $ 2,378,065 $ 2,184,676 $ 2,223,743 $ 2,133,864

Noninterest bearing deposits $ 310,226 $ 275,184 $ 225,907 $ 237,276 $ 231,765

NOW accounts 584,338 527,264 478,105 482,798 505,566

MMDA 522,009 455,041 448,955 441,445 424,913

Savings accounts 76,341 63,972 64,575 64,887 63,436

Retail CDs < $100,000 427,143 460,444 367,353 375,339 331,294

Retail CDs > $100,000 504,011 392,266 375,756 371,754 393,473

Brokered CDs 124,441 $ 136,201 $ 128,346 138,113 151,333

Total Deposits 2,548,509 2,310,372 2,088,997 2,111,612 2,101,780

FHLB advances 25,114 28,205—747 2,000

Subordinated debentures 42,269 42,269 42,269 42,269 42,269

Federal funds purchased and securities sold

under agreements to repurchase 22,100 49,878 14,246 18,698 30,650

Other borrowings———-

Total Non-Deposit Funding 89,483 120,352 56,515 61,714 74,919

Total Funding $ 2,637,992 $ 2,430,724 $ 2,145,512 $ 2,173,326 $ 2,176,699

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

Three Months Ended

Mar. Dec. Sept. June Mar.

2011 2010 2010 2010 2010

INTEREST INCOME/EXPENSE

INTEREST INCOME

Federal funds sold $ 13 $ 50 $ 13 $ 12 $ 12

Interest bearing deposits in banks 175 204 104 97 57

Investment securities—taxable 2,658 2,562 2,295 2,438 2,462

Investment securities—nontaxable (TE) 492 489 453 460 468

Loans (TE) 29,010 27,746 26,527 28,818 25,224

Total Earning Assets $ 32,348 $ 31,051 $ 29,392 $ 31,825 $ 28,223

INTEREST EXPENSE

Non-interest bearing deposits $—$—$—$—$ -

NOW accounts 1,048 1,063 1,087 1,135 1,234

MMDA 1,407 1,401 1,428 1,446 1,484

Savings accounts 132 82 76 75 90

Retail CDs < $100,000 1,745 1,985 1,596 1,689 1,568

Retail CDs > $100,000 2,094 1,782 1,709 1,674 1,881

Brokered CDs 949 1,017 1,006 1,065 1,076

Total Deposits 7,375 7,330 6,902 7,084 7,333

FHLB advances 123 39—12 30

Subordinated debentures 351 342 246 113 178

Repurchase agreements 81 96 19 26 36

Correspondent bank line of credit and other -(1) 5 2 2

Total Non-Deposit Funding 555 476 270 153 246

Total Funding $ 7,930 $ 7,806 $ 7,172 $ 7,237 $ 7,579

Net Interest Income (TE) $ 24,418 $ 23,245 $ 22,220 $ 24,588 $ 20,644

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

Three Months Ended

Mar. Dec. Sept. June Mar.

2011 2010 2010 2010 2010

YIELDS (1)

Federal funds sold 0.16% 0.70% 0.08% 0.09% 0.19%

Interest bearing deposits in banks 0.35% 0.30% 0.22% 0.17% 0.13%

Investment securities—taxable 4.10% 4.12% 4.57% 4.67% 4.77%

Investment securities—nontaxable 5.14% 5.15% 5.02% 5.18% 5.21%

Loans 6.19% 6.15% 6.22% 6.87% 6.08%

Total Earning Assets 5.35% 5.18% 5.34% 5.74% 5.36%

Noninterest bearing deposits 0.00% 0.00% 0.00% 0.00% 0.00%

NOW accounts 0.73% 0.80% 0.90% 0.94% 0.99%

MMDA 1.09% 1.22% 1.26% 1.31% 1.42%

Savings accounts 0.70% 0.51% 0.47% 0.46% 0.58%

Retail CDs < $100,000 1.66% 1.71% 1.72% 1.80% 1.92%

Retail CDs > $100,000 1.68% 1.80% 1.80% 1.81% 1.94%

Brokered CDs 3.09% 2.96% 3.11% 3.09% 2.88%

Total Deposits 1.17% 1.26% 1.31% 1.35% 1.41%

FHLB advances 1.99% 0.55% 0.00% 6.44% 6.08%

Subordinated debentures 3.37% 3.21% 2.31% 1.07% 1.71%

Repurchase agreements 1.49% 0.76% 0.53% 0.56% 0.48%

Correspondent bank line of credit and other 0.00% 0.00% 0.00% 0.00% 0.00%

Total Non-Deposit Funding 2.52% 1.57% 1.90% 0.99% 1.33%

Total funding (3) 1.22% 1.27% 1.33% 1.34% 1.41%

Net interest spread 4.13% 3.91% 4.01% 4.40% 3.95%

Net interest margin 4.04% 3.88% 4.04% 4.43% 3.92%

Interest and average rates are calculated on a tax-equivalent basis using an effective tax rate of 35%.

Rate calculated based on average earning assets.

Rate calculated based on total average funding including non-interest bearing liabilities.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

Three Months Ended

Mar. Dec. Sept. June Mar.

Core Earnings Reconciliation 2011 2010 2010 2010 2010

Pre-tax operating profit/(loss) $ 2,202 $ 1,959 $(1,657) $(5,083) $(2,403)

Plus: Credit Related Costs

Provision for loan losses 7,043 11,404 9,739 18,608 10,770

(Gains)/Losses on the sale of legacy OREO 1,591 2,033 1,263 4,173 487

Problem loan and OREO expense 2,498 2,903 1,969 2,051 1,533

Interest reversed (received) on non-accrual loans(389) 478 533 1,017 575

Total Credit-Related Costs 10,743 16,818 13,504 25,849 13,365

Plus: Non-recurring impairment charges———-

Plus: Costs associated with capital raise—— 933

Less: Non-recurring gains

Gains related to FDIC acquisitions -(6,442) -(8,209) -

Gains on sales of securities(224)——(200)

Gains on sales of bank premises(128)—-(149)(249)

Other non-recurring adjustments——(1,408) -

Pretax, Pre-provision earnings $ 12,593 $ 12,335 $ 11,847 $ 11,933 $ 10,513

Three Months Ended

Mar. Dec. Sept. June Mar.

Recurring Operating Expenses 2011 2010 2010 2010 2010

Total Operating Expenses 21,155 21,946 18,928 23,383 16,931

Less: Credit costs & non-recurring charges

Gains/(Losses) on the sale of legacy OREO(1,591)(2,033)(1,263)(4,173)(487)

Gains/(Losses) on the sale of covered OREO 2,292

Problem loan and OREO expense(2,498)(2,903)(1,969)(2,051)(1,533)

Costs associated with capital raise——(933) -

Severance payments—-(16)(310) -

(Gains)/Losses on the sale of premises 128 -(124) 149 249

FDIC insurance expense(1,245)(1,296)(1,304)(1,285)(1,248)

Recurring operating expenses $ 18,241 $ 15,714 $ 14,252 $ 14,780 $ 13,912